Exhibit 10.56

FOURTH AMENDMENT TO LOAN AGREEMENT

This Fourth Amendment to Loan Agreement (this “Amendment”) is made as of February 20, 2015, by and among AMERICAN TOWER CORPORATION, as Borrower (the “Company”), TORONTO DOMINION (TEXAS) LLC, as Administrative Agent (the “Administrative Agent”), and the financial institutions whose names appear as lenders on the signature page hereof.

WHEREAS, the Company and the Administrative Agent are party to that certain Loan Agreement, dated as of June 28, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Loan Agreement”) among the Company, the Administrative Agent and the Lenders from time to time party thereto.

WHEREAS, the Company, the Administrative Agent and the Lenders who are signatories hereto and who constitute Majority Lenders have agreed to amend the Loan Agreement pursuant to Section 12.12 of the Loan Agreement.

WHEREAS, pursuant to Section 2.14 of the Loan Agreement, the Company has requested Incremental Commitments in an aggregate amount of $750,000,000.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereby agree as follows:

1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Loan Agreement.

2. AMENDMENT. The Loan Agreement is hereby amended as follows:

(a) Section 1.1 of the Loan Agreement is hereby amended by inserting the following definition of “Verizon Transaction”:

“Verizon Transaction” means that certain transaction among the Company, Verizon Communications, Inc. and certain of their affiliates pursuant to that certain Master Agreement dated February 5, 2015.”

(b) Section 2.14 of the Loan Agreement is hereby amended by deleting “$2,750,000,000” in clause (iii) thereof and replacing it with “$3,500,000,000”.

(c) Section 7.6 of the Loan Agreement is hereby amended by deleting the text thereof and inserting in its place the following:

“As of the end of each fiscal quarter, the Company shall not permit the ratio of (a) Total Debt on such calculation date to (b) Adjusted EBITDA, as of the last day of such fiscal quarter to be greater than (i) for the fiscal quarters ended December 31, 2014 through the end of the fiscal quarter ended immediately prior to the closing of the Verizon Transaction, 6.00 to 1.00, (ii) for the first and second fiscal quarters ending on or after the closing of the Verizon Transaction, 7.25 to 1.00, (iii) for the two subsequent fiscal quarters, 7.00 to 1.00 and (iv) thereafter, 6.00 to 1.00, provided, that, solely for purposes of Section 7.1(i)(ii) and the determination of pro forma compliance, the ratio shall be deemed to be 7.25 to 1.00 as of the end of the fiscal quarter ended immediately prior to the closing of the Verizon Transaction.”

3. BRING-DOWN OF REPRESENTATIONS. The Company hereby certifies that, as of the date of this Amendment, (i) the representations and warranties contained in Section 4.1 of the Loan Agreement are true and correct in all material respects, except for those representations and warranties that are qualified by materiality or Materially Adverse Effect, which shall be true and correct, both before and after giving effect to this Amendment, and after giving effect to any updates to information provided to the Lenders in accordance with the terms of the Loan Agreement except to the extent stated to have been made as of the Agreement Date, and (ii) no Default exists.

4. EFFECTIVENESS. This Amendment shall become effective upon the Administrative Agent receiving this Amendment duly executed by the Company and the Majority Lenders.

5. NO OTHER AMENDMENTS. Except as provided herein, each of the other provisions of the Loan Agreement shall remain in full force and effect.

6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic transmission shall be effective as delivery of a manually executed counterpart.

7. GOVERNING LAW. This Amendment shall be construed in accordance with and governed by the internal laws of the State of New York applicable to agreements made and performed in the State of New York.

8. MISCELLANEOUS.

(a) On and after the effective date of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

(b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(c) On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed by their duly authorized officers, all as of the day and year above written.

BORROWER:	AMERICAN TOWER CORPORATION

	By:	/s/ THOMAS A. BARTLETT
	Name:	Thomas A. Bartlett
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Fourth Amendment to Loan Agreement]

LENDERS	TORONTO DOMINION (TEXAS) LLC, as Administrative Agent and a Lender

	By:	/s/ ALICE MARE
	Name:	Alice Mare
	Title:	Authorized Signatory

BANK OF AMERICA, N.A., as a Lender

	By:	/s/ MARIE FORURIA
	Name:	Marie Foruria
	Title:	Vice President

BARCLAYS BANK PLC, as a Lender

	By:	/s/ ALICIA BORYS
	Name:	Alicia Borys
	Title:	Vice President

CITIBANK, N.A., as a Lender

	By:	/s/ KEITH LUKASAVICH
	Name:	Keith Lukasavich
	Title:	Director & Vice President

BNP PARIBAS, as a Lender

	By:	/s/ MELISSA DYKI
	Name:	Melissa Dyki
	Title:	Director

	By:	/s/ JENNY SHUM
	Name:	Jenny Shum
	Title:	Vice President

[Signature Page to Fourth Amendment to Loan Agreement]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ D.W. SCOTT JOHNSON
Name:	D.W. Scott Johnson
Title:	Authorized Signatory

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:	/s/ MATTHEW PENNACHIO
Name:	Matthew Pennachio
Title:	Director

SANTANDER BANK, N.A., as a Lender

By:	/s/ PALOMA DEL VALLE
Name:	Paloma Del Valle
Title:	Vice President

HSBC Bank USA, National Association, as a Lender

By:	/s/ DAVID A. CARROLL
Name:	David A. Carroll
Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ DONATUS O. ANUSIONWU
Name:	Donatus O. Anusionwu
Title:	Vice President

[Signature Page to Fourth Amendment to Loan Agreement]

CREDIT AGRICOLE
CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ TANYA CROSSLEY
Name:	Tanya Crossley
Title:	Managing Director

By:	/s/ JILL WONG
Name:	Jill Wong
Title:	Director

Goldman Sachs Bank USA, as a Lender

By:	/s/ JAMIE MINIERI
Name:	Jamie Minieri
Title:	Authorized Signatory

MIZUHO BANK, LTD., as a Lender

By:	/s/ DAVID LIM
Name:	David Lim
Title:	Authorized Signatory

[Sumitomo Mitsui Banking Corp.], as a Lender

By:	/s/ DAVID KEE
Name:	David Kee
Title:	Managing Director

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as a Lender

By:	/s/ VERONICA INCERA
Name:	Veronica Incera
Title:	Managing Director

By:	/s/ MAURICIO BENITEZ
Name:	Mauricio Benitez
Title:	Director

[Signature Page to Fourth Amendment to Loan Agreement]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ SHERRESE CLARKE
Name:	Sherrese Clarke
Title:	Authorized Signatory

The Bank of Tokyo-Mitsubishi UFJ, Ltd., as a Lender

By:	/s/ ARTURO DE PEÑA
Name:	Arturo de Peña
Title:	Managing Director

CoBank ACB, as a Lender

By:	/s/ GARY FRANKE
Name:	Gary Franke
Title:	Vice President

[Signature Page to Fourth Amendment to Loan Agreement]